                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                           TO SECTION 305(b)(2) [ ]

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   22-1147033
                      (I.R.S. Employer Identification No.)

               301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                    (Address of principal executive offices)

                                   28288-0630
                                   (Zip Code)

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           ONE PENN PLAZA, SUITE 1414
                            NEW YORK, NEW YORK 10119
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (212) 273-7012
            (Name, address and telephone number of agent for service)

                              ARMOR HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   59-3392443
                      (I.R.S. Employer Identification No.)

---------------------------------------- ------------------------------- -----------------------
911EP, Inc.                                         Delaware                   13-4213473
---------------------------------------- ------------------------------- -----------------------
AHI Bulletproof Acquisition Corp.                   Delaware                   05-0592796
---------------------------------------- ------------------------------- -----------------------
AHI Properties I, Inc.                              Delaware                   01-0718252
---------------------------------------- ------------------------------- -----------------------
AI Capital Corp.                                    Arizona                    86-0768865
---------------------------------------- ------------------------------- -----------------------
Armor Brands, Inc.                                  Delaware                   80-0051043
---------------------------------------- ------------------------------- -----------------------
ArmorGroup Services, LLC                            Delaware                   52-2295786
---------------------------------------- ------------------------------- -----------------------
Armor Holdings Forensics, Inc.                      Delaware                   59-3678749
---------------------------------------- ------------------------------- -----------------------
Armor Holdings GP, LLC                              Delaware                   59-3678751
---------------------------------------- ------------------------------- -----------------------


---------------------------------------- ------------------------------- -----------------------
Armor Holdings LP, LLC                              Delaware                   59-3678750
---------------------------------------- ------------------------------- -----------------------
Armor Holdings Mobile Security, L.L.C.              Delaware                   59-3753134
---------------------------------------- ------------------------------- -----------------------
Armor Holdings Payroll Services, LLC                Delaware                   42-1563404
---------------------------------------- ------------------------------- -----------------------
Armor Holdings Products, Inc.                       Delaware                   59-2044869
---------------------------------------- ------------------------------- -----------------------
Armor Holdings Properties, Inc.                     Delaware                   59-3410197
---------------------------------------- ------------------------------- -----------------------
Armor Safety Products Company                       Delaware                   43-1960312
---------------------------------------- ------------------------------- -----------------------
ASD Capital Corp.                                   Arizona                    86-0789385
---------------------------------------- ------------------------------- -----------------------
B-Square, Inc.                                       Texas                     75-2508507
---------------------------------------- ------------------------------- -----------------------
Break-Free Armor Corp.                              Delaware                   05-0592799
---------------------------------------- ------------------------------- -----------------------
Break-Free, Inc.                                    Delaware                   33-0367696
---------------------------------------- ------------------------------- -----------------------
Casco International, Inc.                        New Hampshire                 02-0361726
---------------------------------------- ------------------------------- -----------------------
CCEC Capital Corp.                                  Arizona                    86-0763929
---------------------------------------- ------------------------------- -----------------------
CDR International, Inc.                             Delaware                   56-2010802
---------------------------------------- ------------------------------- -----------------------
Defense Technology Corporation of                   Delaware                   83-0318312
America
---------------------------------------- ------------------------------- -----------------------
Hatch Imports, Inc.                                California                  95-2497492
---------------------------------------- ------------------------------- -----------------------
Identicator, Inc.                                   Delaware                   59-3756251
---------------------------------------- ------------------------------- -----------------------
International Center for Safety                     Arizona                    86-0787589
Education, Inc.
---------------------------------------- ------------------------------- -----------------------
Monadnock Lifetime Products, Inc.                   Delaware                   02-0528875
---------------------------------------- ------------------------------- -----------------------
Monadnock Lifetime Products, Inc.                New Hampshire                 02-0303656
---------------------------------------- ------------------------------- -----------------------
Monadnock Police Training Council, Inc.          New Hampshire                 02-0423584
---------------------------------------- ------------------------------- -----------------------
NAP Properties, Ltd.                               California                  95-4230863
---------------------------------------- ------------------------------- -----------------------
NAP Property Managers, LLC                         California                  33-0755818
---------------------------------------- ------------------------------- -----------------------
Network Audit Systems, Inc.                         Delaware                   16-1558713
---------------------------------------- ------------------------------- -----------------------
New Technologies Armor, Inc                         Delaware                   93-1221356
---------------------------------------- ------------------------------- -----------------------
O'Gara-Hess & Eisenhardt Armoring                   Delaware                   31-1258139
Company, L.L.C.
---------------------------------------- ------------------------------- -----------------------
Pro-Tech Armored Products of                     Massachusetts                 04-2989918
Massachusetts, Inc.
---------------------------------------- ------------------------------- -----------------------
Ramtech Development Corp.                           Delaware                   05-0592801
---------------------------------------- ------------------------------- -----------------------
Safari Land Ltd., Inc.                             California                  95-2291390
---------------------------------------- ------------------------------- -----------------------
Safariland Government Sales, Inc.                  California                  33-0798807
---------------------------------------- ------------------------------- -----------------------
SAI Capital Corp.                                   Arizona                    86-0772587
---------------------------------------- ------------------------------- -----------------------
Simula Aerospace & Defense Group, Inc.              Arizona                    86-0742551
---------------------------------------- ------------------------------- -----------------------
Simula, Inc.                                        Arizona                    86-0320129
---------------------------------------- ------------------------------- -----------------------
Simula Polymers Systems, Inc.                       Arizona                    86-0979231
---------------------------------------- ------------------------------- -----------------------
Simula Technologies, Inc.                           Arizona                    86-0842935
---------------------------------------- ------------------------------- -----------------------


---------------------------------------- ------------------------------- -----------------------
Simula Transportation Equipment                     Arizona                    86-0742552
Corporation
---------------------------------------- ------------------------------- -----------------------
Speedfeed Acquisition Corp.                         Delaware                   03-0419829
---------------------------------------- ------------------------------- -----------------------
The O'Gara Company                                    Ohio                     31-1726886
---------------------------------------- ------------------------------- -----------------------

                           1400 Marsh Landing Parkway
                                    Suite 112
                              Jacksonville, Florida
                    (Address of principal executive offices)

                                      32250
                                   (Zip Code)


                    8-1/4% Senior Subordinated Notes due 2013
                         (TITLE OF INDENTURE SECURITIES)

1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS
   SUBJECT:
   Comptroller of the Currency
   United States Department of the Treasury
   Washington, D.C.  20219

   Federal Reserve Bank
   Richmond, Virginia 23219

   Federal Deposit Insurance Corporation
   Washington, D.C.  20429

B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.


2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.


16.   LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).


1. Copy of Articles of Association of the trustee as now in effect. (Previously filed with the Securities and Exchange Commission on March 16, 1998 as an Exhibit to Form T-1 in connection with Registration Statement Number 333-47985.)

2. Copy of the Certificate of the Comptroller of the Currency dated March 4, 1998, evidencing the authority of the trustee to transact business. (Previously filed with the Securities and Exchange Commission on July 15, 1998 as an Exhibit to Form T-1 in connection with Registration Statement Number 333-59145.)

3. Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated April 7, 1999. (Previously filed with the Securities and Exchange Commission on May 20, 1999 in connection with Registration Statement Number 333-78927.)

4. Copy of existing by-laws of the trustee.(Previously filed with the Securities and Exchange Commission on April 30, 2001 in connection with Registration Statement Number 333-59848.)

6. Consent of the trustee required by Section 321(b) of the Act. (Previously filed with the Securities and Exchange Commission on April 30, 2001 in connection with Registration Statement Number 333-59848.)

7. Copy of latest report of condition of the trustee published pursuant to the requirements of its supervising authority. (Filed herewith.)




                                      NOTE

         The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939,the trustee, Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of December, 2003.



                                       WACHOVIA BANK, NATIONAL ASSOCIATION



                                       By: /S/ STEPHANIE MOORE
                                       -----------------------
                                       Name: STEPHANIE MOORE
                                       Title: RELATIONSHIP MANAGER

EXHIBIT 7
                       WACHOVIA BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2001

                                     ASSETS
                                    ($000's)

ASSETS
Cash and balance due from depository institutions:
Non-interest-bearing balances and currency and coin                                10,660,000
Interest bearing balances                                                           6,638,000
Securities:
Hold-to-maturity securities                                                                 0
Available-for-sale securities                                                      47,596,000
Federal funds sold and securities purchased under agreements to resell              5,188,000
Loans and lease financing receivables:
         Loan and leases held for sale                                              7,337,000
         Loan and leases, net of unearned income                                  116,417,000
         Less: Allowance for loan and lease losses                                  2,222,000
         Less: Allocated transfer risk reserve                                              0
         Loans and leases, net of unearned income, allowance                      114,195,000
Trading Assets                                                                     19,071,000
Premises and fixed assets (including capitalized leases)                            2,628,000
Other real estate owned                                                                92,000
Investment in unconsolidated subsidiaries and associated companies                    503,000
Customer's liability to this bank on acceptances outstanding                          732,000
Intangible assets:
         Goodwill                                                                   2,253,000
         Other intangible Assets                                                      336,000
Other assets:                                                                      15,556,000
Total Assets:                                                                     232,785,000

LIABILITIES
Deposits:
         In domestic offices                                                      135,276,000
         Non-interest-bearing                                                      24,546,000
         Interest-bearing                                                         110,730,000
         In foreign offices, Edge and Agreement subsidiaries, and IBFs             12,473,000
         Non-interest-bearing                                                          32,000
         Interest-bearing                                                          12,441,000
Federal funds purchased and securities sold under agreements to repurchase         19,728,000
Trading liabilities                                                                15,559,000
Other borrowed money                                                               16,702,000
Bank's liability on acceptances executed and outstanding                              749,000
Subordinated notes and debentures                                                   5,993,000
Other liabilities.                                                                  9,195,000
Total liabilities                                                                 215,675,000
Minority Interest in consolidated subsidiaries                                        977,000
EQUITY CAPITAL
Perpetual preferred stock and related surplus                                         161,000
Common Stock                                                                          455,000


Surplus                                                                            13,302,000
Retained Earnings                                                                   1,847,000
Accumulated other comprehensive income                                                368,000
Other Equity Capital components                                                             0
Total equity capital                                                               16,133,000
Total liabilities and equity capital                                              232,785,000